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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





 Date of Report (Date of earliest event reported)                 May 24, 2001



                        INTEGRATED SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)





           DE                                          1-11900                                  75-2422983
(State or other jurisdiction                  (Commission File Number)             (I.R.S. Employer Identification No.)
     of incorporation)




         8200 SPRINGWOOD DRIVE, SUITE 230, IRVING, TX                                              75063
           (Address of principal executive offices)                                             (Zip Code)



      Registrant's telephone number, including area code                                      (972) 444-8280



         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

On May 24, 2001, Integrated Security Systems, Inc. ("ISSI") received $150,000 in cash from Renaissance Capital Growth & Income Fund III, Inc. ("Renaissance III") and $150,000 in cash from Renaissance US Growth & Income Trust PLC ("Renaissance PLC"). In exchange, ISSI issued 6,000 shares of its Series G Cumulative Convertible Preferred Stock, par value $0.01 per share, to each of Renaissance III and Renaissance PLC.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTEGRATED SECURITY SYSTEMS, INC.
                                     ---------------------------------
                                     (Registrant)



June 6, 2001                         /s/ C. A. Rundell, Jr.
------------------                   ---------------------------------
(Date)                               C. A. Rundell, Jr.
                                     Chairman and CEO


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